Exhibit 99.1

Perfect Moment Expands Global Reach with New Leading Luxury Brand Sales Agencies in Europe

LONDON—January 15, 2025—Perfect Moment Ltd. (NYSE American: PMNT), the high-performance, luxury skiwear and lifestyle brand that fuses technical excellence with fashion-led designs, has partnered with two globally renowned sales agencies to elevate brand awareness and drive sales growth in key markets across Europe.

The agencies will focus on expanding Perfect Moment’s wholesale distribution to luxury retailers and exclusive boutiques, while complementing the company’s growing direct-to-consumer e-commerce business. These efforts are expected to significantly increase brand visibility, strengthen relationships with key buyers, and help set the stage for strong growth over the coming year.

Each of the new sales agencies brings exceptional reputations and decades of experience in the luxury fashion industry:

●	Bernd Schürmann – Named after its founder and director, this veteran agency will focus on Germany, Austria and Switzerland, commonly referred to as the DACH region, to drive expanded distribution in one of Europe’s most significant markets.
●	New Look Fashion Deal – Led by Alex Delafonteyne, the Antwerp-based fashion agency will manage Perfect Moment’s wholesale distribution in Belgium, the Netherlands and Luxembourg (Benelux). In the Benelux region, New Look will cater to French, Flemish, and Dutch-speaking markets and increase the brand’s presence among local customers.

“Adding to the other new agencies we’ve recently established worldwide, these new European partnerships help position us for long-term growth,” said Perfect Moment CEO, Mark Buckley. “We see their extensive knowledge of their local markets also helping to broaden our brand’s appeal from the slopes to the city and pave the way to further extend our selling period year-round.”

“We also see these new partnerships helping us to present luxury ski apparel on a global scale, as we work to deliver unmatched performance and style to our customers,” added Buckley.

Perfect Moment’s recently appointed head of business development, Rosela Mitropoulos, commented: “I’ve been fortunate to witness firsthand the exceptional results these two agencies can deliver for premium and luxury brands. As we onboard them over the coming weeks, we will continue to manage our distribution strategy in-house to ensure that our sales partnerships are aligned with our vision and brand values and deliver sustainable results.”

The new sales agencies will begin to feature Perfect Moment’s collections in their fashion showrooms in Antwerp, Munich, and Paris over the next several weeks.

“As experts in distribution and brand building in the DACH region, our firm welcomes Perfect Moment to our portfolio,” stated Schürmann. “We have been drawn to this iconic brand with its unique mix of history, dating back to 1984, and its fusion of retro-inspired, yet technically advanced skiwear in the world of designer fashion.”

“Guided by the leadership of the entrepreneurial couple, Max and Jane Gottschalk—along with Jane’s inspiring design direction and the support of Rosela—we see tremendous potential in bringing Perfect Moment’s unique designs to our core customers in the DACH region,” added Schürmann. “This is truly a ‘perfect moment’ for us!”

Delafonteyne, the founder and CEO of New Look, commented: “The Perfect Moment brand embodies exceptional style, with bold graphics and a distinct character that builds upon an impressive legacy dating back to the ‘80s. We are especially excited about Perfect Moment’s expansion into the outerwear market which has been inspired by its amazing success in the skiwear industry.”

Perfect Moment’s global expansion efforts are expected to benefit from a high-growth luxury ski apparel market that reached $1.7 billion last year and is projected to grow at a compound annual growth rate (CAGR) of 6.2% through 2032, according to Business Research Insights (BRI).

The company also addresses the expanding market for luxury outerwear which BRI forecasts to increase at a CAGR of 6.7% from 2024 to reach $30.1 billion by 2032.

Perfect Moment’s recently announced three other new sales agency partnerships for other key global markets: CD Network for North America; TBrand (also known as Riccardo Grassi Showroom) for southern Europe; and Maison DixSept for Japan.

About Perfect Moment

The Perfect Moment brand was born in 1984 in the mountains of Chamonix, France. The Perfect Moment brand was relaunched by Max and Jane Gottschalk in 2012 and was acquired by the company in 2017 and 2018. Perfect Moment is a high-performance luxury skiwear and lifestyle brand. It blends technical excellence with fashion-forward designs, creating pieces that effortlessly transition from the slopes to the city, the beach, and beyond.

Initially the vision of extreme sports filmmaker and professional skier Thierry Donard, the brand was built on a sense of adventure that has sustained for over 20 years. Donard, fueled by his personal experiences, was driven by a desire to create pieces that offered quality, style and performance, pushing the wearer in the pursuit of every athlete’s dream: to experience ‘The Perfect Moment.’

In 2012, British-Swiss entrepreneurial couple Jane and Max Gottschalk took ownership of the brand. Under Jane’s creative direction Perfect Moment was injected with a new style focus, one that reignited the spirit of the heritage brand, along with a commitment to improving fit, performance and the use of best-in-class functional materials. As such, the designs evolved into distinct statement pieces synonymous with the brand as we know it today.

Today, the brand is available globally, online and via key retailers, including MyTheresa, Net-a-Porter, Harrods, Selfridges, Saks, Bergdorf Goodman and Neiman Marcus.

Learn more at www.perfectmoment.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ from those contained in the forward-looking statements, include those risks and uncertainties described more fully in the section titled “Risk Factors” in the final prospectus for our initial public offering and in our Form 10-K for the fiscal year ended March 31, 2024, filed with the Securities and Exchange Commission. Any forward-looking statements contained in this press release are made as of this date and are based on information currently available to us. We undertake no duty to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

Company Contact

Jeff Clayborne, CFO

Perfect Moment

Tel (315) 615-6156

Email contact

Investor Contact

Ronald Both or Grant Stude

CMA Investor & Media Relations

Tel (949) 432-7566

Email contact